Exhibit 10.1

AMENDMENT NO. 1 TO AT-THE-MARKET ISSUANCE SALES AGREEMENT

September 16, 2016

Ladies and Gentlemen:

MediciNova, Inc. (the “Company”), and MLV & Co. LLC (“MLV”) , are parties to that certain At-the-Market Issuance Sales Agreement dated May 22, 2015 (the “Original Agreement”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreement. The parties, together with FBR Capital Markets & Co. (“FBR” and together with MLV, the “Agent”), intending to be legally bound, hereby amend the Original Agreement as follows (to be effective as set forth in paragraph 6 below):

1. Section 1 of the Original Agreement is hereby amended to replace

“The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”), with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-3 (File No. 333-185022), including a base prospectus, relating to certain securities, including the Placement Shares to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”).

With,

“The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”), with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-3 (File No. 333-208274), including a base prospectus, relating to certain securities, including the Placement Shares to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”).

2. All references to “MLV & Co. LLC” and “MLV” set forth in the Original Agreement are revised to read “MLV & Co. LLC and FBR Capital Markets & Co.” and “the Agent,” respectively.

3. All references to “May 22, 2015” set forth in Schedule I and Exhibit 7(l) of the Original Agreement are revised to read “May 22, 2015 (as amended by Amendment No. 1 to At-the-Market Issuance Sales Agreement, dated September 16, 2016)”.

4. Section 14 of the Original Agreement is hereby amended to replace

“MLV & Co. LLC

1301 Avenue of the Americas,

43rd Floor

New York, New York 10019

Attention: Legal Department

Telephone: (212) 542-5880

Email: mlvlegal@mlvco.com

with a copy (which shall not constitute notice) to:

K&L Gates LLP

1 Park Plaza, Twelfth Floor

Irvine, CA 92614

Attention: Michael Hedge

Telephone: (949) 623-3519

Email: michael.hedge@klgates.com

and if to the Company, shall be delivered to:

MediciNova, Inc.

4275 Executive Square, Suite 650

La Jolla, CA 92037

Attention: Yuichi Iwaki, M.D., Ph.D.

Telephone: (858) 246-8671

Email: iwaki@medicinova.com

with a copy to:

Pillsbury Winthrop Shaw Pittman LLP

501 W. Broadway, Suite 1100

San Diego, CA 92101-3575

Attention: David R. Snyder

Telephone: (619) 544-3369

Email: dave.snyder@pillsburylaw.com”

With,

“FBR Capital Markets & Co.

1300 North 17th Street, Suite 1400

Arlington, VA 22209

Attention: Legal Department

E-mail: atmadmin@fbr.com

And

MLV & Co. LLC

299 Park Avenue, 7th Floor

New York, NY 10171

Attention: Legal Department

Facsimile: (212) 542-5880

Email: mlvlegal@mlvco.com

with a copy (which shall not constitute notice) to:

Duane Morris LLP

One Riverfront Plaza

1037 Raymond Boulevard, Suite 1800

Newark, NJ 07102

Attention: James T. Seery

Email: JTSeery@duanemorris.com

and if to the Company, shall be delivered to:

MediciNova, Inc.

4275 Executive Square, Suite 650

La Jolla, CA 92037

Attention: Yuichi Iwaki, M.D., Ph.D.

Telephone: (858) 246-8671

Email: iwaki@medicinova.com

with a copy (which shall not constitute notice) to:

Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

3570 Carmel Mountain Road, Suite 200

San Diego, CA 92130

Attention: Kirt W. Shuldberg

Telephone: (858) 436-8060

Email: kshuldberg@gunder.com”

5. Schedule 3 is hereby amended to replace

“The Company

Yuichi Iwaki, M.D., Ph.D.	iwaki@medicinova.com
Esther van den Boom	esther@medicinova.com
Kazuko Matsuda, M.D., Ph.D., MPH	matsuda@medicinova.com
Masatsune Okajima	okajima@medicinova.com
Geoffrey O’Brien, JD, MBA	obrien@medicinova.com
John O’Neil	oneil@medicinova.com
Kiyomi Suzue	suzue@medicinova.com

MLV

Randy Billhardt	rbillhardt@mlvco.com
Ryan Loforte	rloforte@mlvco.com
Patrice McNicoll	pmcnicoll@mlvco.com
Miranda Toledano	mtoledano@mlvco.com

With a copy to mlvatmdesk@mlvco.com”

With,

“The Company

Yuichi Iwaki, M.D., Ph.D.	iwaki@medicinova.com
Ryan Selhorn	rselhorn@medicinova.com
Kazuko Matsuda, M.D., Ph.D., MPH	matsuda@medicinova.com

Masatsune Okajima	okajima@medicinova.com
Geoffrey O’Brien, JD, MBA	obrien@medicinova.com
Olamide Esan	oesan@medicinova.com
Kiyomi Suzue	suzue@medicinova.com

MLV and FBR

Patrice McNicoll	pmcnicoll@fbr.com
Matthew Feinberg	mfeinberg@fbr.com
Ryan Loforte	rloforte@fbr.com

With a copy to atmadmin@fbr.com.”

6. Except as specifically set forth herein, all other provisions of the Original Agreement shall remain in full force and effect.

7. Entire Agreement; Amendment; Severability. This Amendment No. 1 to Sales Agreement together with the Original Agreement (including all schedules and exhibits attached hereto and thereto and Placement Notices issued pursuant hereto and thereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. All references in the Original Agreement to the “Agreement” shall mean the Original Agreement as amended by this Amendment No. 1; provided, however, that all references to “date of this Agreement” in the Original Agreement shall continue to refer to the date of the Original Agreement, and the reference to “time of execution of this Agreement” set forth in Section 13(a) shall continue to refer to the time of execution of the Original Agreement.

8. Applicable Law; Consent to Jurisdiction. This amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

9. Waiver of Jury Trial. The Company, MLV and FBR each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this amendment or any transaction contemplated hereby.

10. Counterparts. This amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed amendment by one party to the other may be made by facsimile transmission.

If the foregoing correctly sets forth the understanding among the Company, MLV and FBR, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding amendment to the Agreement between the Company, MLV and FBR.

Very truly yours,

MEDICINOVA, INC.

By:	/s/ Yuichi Iwaki
Name: Yuichi Iwaki, M.D., Ph.D.
Title: President and Chief Executive Officer

MLV & CO. LLC

By:	/s/ Patrice McNicoll
Name: Patrice McNicoll
Title: Chief Executive Officer

FBR CAPITAL MARKETS & CO.

By:	/s/ Patrice McNicoll
Name: Patrice McNicoll
Title: Co-Head of Capital Markets